UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

LANDS’ END, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholders Meeting to Be Held on May 12, 2016.

Meeting Information
LANDS’ END, INC.	Meeting Type:	Annual Meeting
	For holders as of:	March 14, 2016
	Date: May 12, 2016	Time: 9:00 AM
Location: Gary C. Comer Activity Center
3 Lands’ End Lane
Dodgeville, WI 53595

LANDS’ END, INC. 1 LANDS’ END LANE DODGEVILLE, WISCONSIN 53595	You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

—	Before You Vote	—

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT        ANNUAL REPORT ON FORM 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow   (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                               1) BY INTERNET:         www.proxyvote.com

                               2) BY TELEPHONE:     1-800-579-1639

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Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 28, 2016 to facilitate timely delivery.

—	How To Vote	—

Please Choose One of the Following Voting Methods

Vote In Person: Please review the proxy materials for information on what you will need to bring with you to gain access to and vote these shares at the meeting.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow   (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Meeting Admission: Advance Registration We strongly urge you to obtain an admission ticket by registering no later than May 9, 2016, as described in more detail in the Proxy Statement. Click the “shareholder meeting registration” link at www.proxyvote.com to register.

Voting Items

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors

Nominees:
01)	Robert Galvin	05)	John T. McClain
02)	Elizabeth Darst Leykum	06)	Jignesh Patel
03)	Josephine Linden	07)	Jonah Staw
04)	Federica Marchionni

The Board of Directors recommends you vote FOR the following:

2.	Advisory vote to approve the compensation of our Named Executive Officers.

3.	Ratify the appointment by the Audit Committee of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2016.

NOTE: Such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.